UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 23, 2006

                                  Aspeon, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



          000-21477                                           52-1945748
---------------------------                                -------------
(Commission File Number)                                    (I.R.S. Employer
                                                            Identification No.)

           2460 West 26th Avenue, Suite 380-C, Denver, Colorado, 80211
           -----------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code: (303) 380 9784

             4704 Harlan Street, Suite 420, Denver, Colorado, 80212
             ------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:   8
                                        -----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS................................1

SECTION 2. FINANCIAL INFORMATION...............................................1

SECTION 3.  SECURITIES AND TRADING MARKETS.....................................2

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS............2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.................................3

SECTION 6. RESERVED............................................................4

SECTION 7. REGULATION FD ......................................................4

SECTION 8. OTHER EVENTS                     ...................................5

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS..................................5

SIGNATURES.....................................................................5

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
--------------------------------------------------------------------------------

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.


                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.


ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.


ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Not Applicable.


ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Not Applicable.


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Not Applicable

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.


Not Applicable.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

Not Applicable.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

Not Applicable.


                             SECTION 6 - [RESERVED]


                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.


Not Applicable.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On February 23,2006 the United States Court of Appeals for the Ninth Circuit affirmed the dismissal with prejudice of a consolidated, putative class action lawsuit alleging securities violations by Aspeon, Inc. (`Aspeon'), Richard M. Stack, its former CEO, and Horace M. Hertz, its former CFO. The lawsuit was originally filed on October 11, 2001 in the United States District Court for the Central District of California, alleging that Aspeon's Form 10-Q financial statements for quarters ended September 30, 1999, December 31, 1999 and March 31, 2000 were false and misleading. Since the inception of the lawsuit, Aspeon has maintained that it considered the lawsuit to be without merit, and that it intended to vigorously defend against the claims.

In concluding that Aspeon, Mr. Stack, and Mr. Hertz had been sued in error and in affirming the lower court's dismissal of the lawsuit, on February 23, 2006, the Ninth Circuit found that "[t] he totality of [plaintiff's] allegations are insufficient under the heightened pleading standard of the [Private Securities Litigation Reform Act of 1995] to raise a strong inference that Defendants acted with deliberate or conscious recklessness in issuing the financial statements."

This is the fifth time that the Courts have ruled in favor of Aspeon and against the shareholders who have brought this suit against Aspeon. On each of the previous occasions the shareholders who have brought this suit against Aspeon have filed an appeal against the decision of the Courts. There can be no assurance that the shareholders who have brought this suit against Aspeon will not file a further appeal against the Courts' latest ruling in which case Aspeon will continue to vigorously defend against the claims.

Effective June 30, 2003 Aspeon made the decision to discontinue all of its remaining operating businesses and is now focused on reaching satisfactory negotiated settlements with its outstanding creditors, winning the outstanding law suit brought against it by certain of its shareholders, bringing its financial records and SEC filings up to date, seeking a listing on the over the counter bulletin board, raising debt and, or, equity to fund negotiated settlements with its creditors and to meet its ongoing operating expenses and attempting to merge with another entity with experienced management and opportunities for growth in return for shares of its common stock to create value for its shareholders. There can be no assurance that this series of events will be successfully completed.

 Aspeon currently has no assets or ongoing source of income but believes that the proceeds from its Directors' and Officers' insurance policy would be sufficient to meet the legal cost incurred in defending any further appeal against the Court's decision. However, there is no assurance that the proceeds from its Directors' and Officers' insurance policy would be sufficient to meet the legal cost incurred in defending any further appeal against the Court's decision and if they are exhausted there are no further funds to defend the suit and Aspeon would have no alternative but to file for bankruptcy. Moreover, if Aspeon were to lose an appeal against the Court's decision it is unlikely that the proceeds from the Directors' and Officers' insurance policy would be sufficient to cover any damages assessed and again Aspeon would have no alternative but to file for bankruptcy. In the meantime, it is unlikely that Aspeon will be able to merge with another entity with experienced management and opportunities for growth in return for shares of its common stock to create value for its shareholders until the law suit has finally be settled on a basis that is satisfactory to Aspeon.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


a)       Financial Statements - Not Applicable
b)       Exhibits - Not Applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  ASPEON, INC.
                              --------------------
                                  (Registrant)

                              Dated: March 28, 2006


                               /s/ David J. Cutler
                          -----------------------------
                           David J. Cutler, President